UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 4, 2021

_______________________________________________________________________________
Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
_______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 4, 2021, Sunnova Energy Corporation (the "Company"), a wholly owned subsidiary of Sunnova Energy International Inc. ("Sunnova"), announced the commencement of a proposed private offering of senior notes (the "Notes Offering") as described in Item 8.01.

In connection with the Notes Offering, the Company expects to make available the following information to prospective investors.

We define Cash Flow Available for Debt Service or "CFADS" as net cash from (used in) operating activities of Sunnova and its subsidiaries, calculated in accordance with GAAP, excluding the effect of the following items: derivative origination and breakage fees from financing structure changes, payments to dealers for exclusivity and other bonus arrangements, net inventory and prepaid inventory (sales) purchases, payments of non-capitalized costs related to acquisitions and capital markets activities of the Company or Sunnova, payments of direct sales costs, excluding inventory, to the extent the related solar energy system is financed through a loan, payments to installers and builders for homebuilder asset-development activities, payments of customer rewards and including the effect of the following items: principal proceeds from customer notes receivable, financed insurance payments, distributions to redeemable noncontrolling interests and noncontrolling interests, plus (A) for any period ending on or prior to December 31, 2023, (1) general and administrative expenses of Sunnova and its restricted subsidiaries for such period, adjusted as follows (without duplication of any increase, decrease, exclusion or other amount), minus the following non-cash items to the extent included in general and administrative expenses for such period: depreciation and amortization expenses, non-cash compensation expense, asset retirement obligation accretion expense, financing costs, losses on unenforceable contracts, amortization of payments to dealers for exclusivity and other bonus arrangements, provision for current expected credit losses, impairment expense and bad debt expense and (2) interest payments made on non-recourse financings (other than securitizations) minus (B) principal payments on non-recourse financings constituting securitizations, other than principal repayments funded in exchange for, or out of or with the net cash proceeds of (i) any non-recourse financing, (ii) any indebtedness constituting refinancing indebtedness under the indenture or (iii) the sale or issuance of any equity interests of Sunnova. CFADS is a defined term that will be included in the indenture governing the notes for purposes of calculating compliance with certain of the restrictive covenants described in the indenture. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of liquidity. The GAAP measure most directly comparable to CFADS is net cash from (used in) operating activities. Our calculations of CFADS, as will be defined in our indenture, are not comparable to liquidity measures presented by other companies. Investors should not rely on CFADS as a substitute for any GAAP measure, including net cash used in operating activities. In addition, under the indenture governing the notes, our ability to engage in activities such as incurring additional indebtedness, making investments and paying dividends is expected to be tied to a ratio based on CFADS.

Reconciliation of Non-GAAP Measures

The following is a reconciliation of CFADS to net cash from (used in) operating activities, which is the GAAP measure most directly comparable to CFADS.

	Six Months Ended June 30,		Year Ended December 31,
	2021	2020	2020	2019
	(in thousands)
Reconciliation of Net Cash Used in Operating Activities to CFADS
Net cash used in operating activities	$(110,684)	$(82,928)	$(131,466)	$(170,262)
Principal proceeds from customer note receivable	30,881	15,090	35,479	21,604
Financed insurance payments	(2,254)	(2,451)	(4,981)	(4,672)
Derivative origination and breakage fees from financing structure changes	8,936	36,894	48,672	12,080
Distributions to redeemable noncontrolling interests and noncontrolling interests	(6,261)	(2,600)	(6,527)	(7,559)
Payments to dealers for exclusivity and other bonus arrangements	19,908	16,731	25,849	31,733
Net inventory and prepaid inventory purchases for asset-development activities	50,796	18,002	41,548	118,549
Payments of non-capitalized costs related to IPO	—	—	—	4,944
Payments of non-capitalized costs related to acquisitions	4,757	—	—	—
Payments of non-capitalized costs related to equity offerings	609	—	2,031	—
Payments of direct sales costs, excluding inventory	—	—	108	—
Payments to installers and builders for homebuilder asset-development activities	7,912	—	—	—
General and administrative expenses	90,656	56,026	115,148	97,986
Bad debt expense	(9,302)	(4,160)	(9,847)	(2,064)
Depreciation expense	(4,369)	(3,808)	(7,635)	(5,804)
Amortization expense	(7,158)	(16)	(32)	(29)
Impairment and gain (loss) on disposals, net	—	(1)	(1)	75
Non-cash compensation expense	(10,844)	(6,044)	(10,873)	(10,512)
ARO accretion expense	(1,349)	(1,013)	(2,186)	(1,443)
Loss on unenforceable contracts	—	—	—	(2,381)
Amortization of payments to dealers for exclusivity and other bonus arrangements	(1,257)	(747)	(1,820)	(583)
Net principal debt repayments related to securitizations	(50,317)	(31,627)	(73,324)	(40,863)
Cash paid for interest not related to securitizations	12,674	15,649	35,864	27,959
CFADS	$23,334	$22,997	$56,007	$68,758

The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

On August 4, 2021, the Company issued a press release announcing the Notes Offering. A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release dated August 4, 2021.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: August 4, 2021	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel and Secretary